--------------------------------------------------------------------------------
           THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
                         ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------
                                                               November 30, 1999

Dear Shareholder:

     After easing monetary policy three times during the fourth quarter of 1998, the Federal Reserve reversed its trend by raising the Fed funds target rate 75 basis points (to 5.50%) over the course of 1999 in response to robust GDP, low unemployment and rising equity prices. U.S. Treasury yields rose significantly during the past twelve months, with the yield of the 30-year Treasury rising above 6.00% for the first time since May 1998.

     Despite the rise in Treasury yields, continued strong economic growth may spur the Federal Reserve to proactively fight perceived inflation through continued monetary policy tightening in 2000. Until the inflation picture becomes clearer, we expect interest rates to remain largely range-bound. Accordingly, we will continue to seek the most attractive relative value opportunities and utilize our proprietary risk management systems to help the Trust to achieve its investment objectives.

     This report contains a summary of market conditions during the annual period and a review of portfolio strategy by your Trust's managers in addition to the Trust's audited financial statements and a detailed portfolio list of the portfolio's holdings. Continued thanks for your confidence in BlackRock. We appreciate the opportunity to help you achieve your long-term investment goals.


Sincerely,


/s/ Laurence D. Fink                         /s/ Ralph L. Schlosstein
--------------------                         ------------------------
Laurence D. Fink                             Ralph L. Schlosstein
Chairman                                     President

                                                              November 30, 1999

Dear Shareholder:

     We are pleased to present the annual report for The BlackRock North American Government Income Trust Inc. ("the Trust") for the fiscal year ended October 31, 1999. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments in the United States and Canada and discuss recent portfolio management activity.

     The Trust is a non-diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BNA". The Trust's investment objective is to provide high monthly income consistent with the preservation of capital. The Trust seeks this objective by investing in Canadian and U.S. dollar-denominated investment grade fixed income securities, with typically 65% of the Trust's assets to be Canadian dollar-denominated securities (primarily Canadian provincial debt, Canadian Treasury securities and Canadian mortgage-backed securities). The U.S. portion of the portfolio is expected to consist primarily of mortgage-backed securities backed by U.S. Government agencies (such as Fannie Mae, Freddie Mac or Ginnie Mae) and, to a lesser extent, U.S. Government securities and privately issued mortgage-backed securities. All of the Trust's assets must be rated "BBB" by Standard & Poor's, "Baa" by Moody's, or determined by the advisors to be of similar quality at time of purchase or be issued or guaranteed by the Canadian or U.S. governments or their agencies.

     The table below summarizes the performance of the Trust's stock price and NAV over the past twelve months:

                               10/31/99      10/31/98        CHANGE         HIGH            LOW
                               -------------------------------------------------------------------
 STOCK PRICE                   $ 9.6875      $ 9.875        (1.90)%       $10.125       $ 9.625
 NET ASSET VALUE (NAV)         $11.45        $11.88         (3.62)%       $12.18        $11.22
 CURRENCY EXCHANGE RATE        $ 0.6794      $ 0.6481        4.83%        $ 0.6889      $ 0.6429
 10-YEAR U.S. TREASURY NOTE      6.02%         4.61%        30.59%          6.24%         4.52%

THE U.S. AND CANADIAN FIXED INCOME MARKETS

     The U.S. economy sustained its growth during the past twelve months, as U.S. exports and manufacturing continued to rebound. Additionally, consumer strength remains an important contributor to economic growth as low unemployment and rising incomes fuel domestic demand. After lowering interest rates three times in the second half of 1998, and despite inflation concerns as measured by CPI and PPI remaining relatively benign, the Federal Reserve adopted a tightening bias and raised its target for the Federal funds rate from 4.75% to 5.50% between June and November 1999. In a statement accompanying the latest tightening on November 16, it was indicated that the Fed believes that growth "continues in excess of the economy's growth potential"; nevertheless, the Fed reversed their tightening stance by adopting a neutral bias.

     After a brief rally in late 1998, Treasury yields rose dramatically during 1999. Over the period, the yield of the 30-year Treasury increased by 100 basis points, closing at 6.16% on October 31. Bond prices, which move inversely to their yields, were punished by the constant threat of inflation in response to the strong economic data and the market's uncertainty over the Fed's policy throughout the year. Recently, a weaker dollar, higher commodity prices and strong gains in the U.S. and European equity markets have depressed overall demand for fixed income securities.

     Although yields of Canadian government securities rose during the period, they outperformed their U.S. Treasury counterparts, with the yield of the Canadian 10-year rising 97 basis points from 5.08% to 6.05% while the U.S. 10-year rose 141 basis points from 4.61% to 6.02%. Over the period, the yield spread of the Canadian 10-year narrowed from 25 basis points above the U.S. 10-year to approximately even yield on October 31, 1999. The Canadian dollar strengthened over the period, rising from $0.6481 to $0.6794. The Canadian dollar's rise reflected its historically cheap valuation, rising commodity prices and a rebounding Canadian economy. Lastly, after raising interest rates 100 basis points to 6.00% in August 1998, the Bank of Canada (BOC) cut rates five times totaling 125 basis points between September 1998 and April 1999. After remaining idle the first two times the Fed raised U.S. rates, the BOC tightened in November and is expected to follow the Fed's monetary policy going forward.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives. The total portfolio's duration (or interest rate sensitivity) is managed to approximate the duration of the U.S. 10-year Treasury; this means that for given a change in interest rates, the movement in the Trust's NAV can be expected to approximate the price movement of the 10-year Treasury note. The Trust's Canadian and U.S. holdings are managed as two separate portfolios. The Trust's Canadian dollar and asset exposure has generally remained between 65% and 75% of the portfolio's assets; however, this allocation may be adjusted in relation to BlackRock's views and expectations regarding interest rates and changes in the currency exchange rates between the U.S. and Canadian dollar. The following chart compares the Trust's current and October 31, 1998 asset composition:

                           SECTOR BREAKDOWN
 COMPOSITION                               OCTOBER 31, 1999   OCTOBER 31, 1998
  CANADIAN PORTFOLIO ALLOCATION                   59%                49%
  Canadian Government Securities                  27%                18%
  Canadian Corporate Bonds                        17%                11%
  Ontario                                          5%                 6%
  New Brunswick                                    4%                 4%
  Nova Scotia                                      3%                 2%
  Prince Edward Island                             2%                 2%
  Newfoundland                                     1%                 1%
  Canadian Mortgages                               -                  2%
  Saskatchewan                                     -                  2%
  Quebec                                           -                  1%

  U.S. PORTFOLIO ALLOCATION                       41%                51%
  Interest Only Mortgage-Backed Securities         7%                 9%
  FHA Project Loans                                7%                 6%
  Agency Mortgage Pass-Throughs                    7%                 2%
  Agency Multiple Class Mortgage Pass-Throughs     5%                 4%
  Principal Only Mortgage-Backed Securities        5%                 3%
  Adjustable Rate Mortgages                        5%                 2%
  U.S. Government Securities                       3%                19%
  Commercial Mortgage-Backed Securities            1%                 3%
  Non-Agency Multiple Class Mortgage Pass-Throughs 1%                 3%

     The Trust continued to increase its exposure to both Canadian bonds and the Canadian dollar over the year, primarily adding to the Trust's government and corporate sectors. Canadian government bond yields rose throughout the period; however, the Trust emphasized purchases in the second half of the period when Canadian bonds underperformed U.S. bonds. Within the Canadian corporate sector, the Trust captured the strong performance of upper-tier credits, whose yield spreads tightened throughout the period. Additionally, the Trust's allocation to Canadian inflation linked bonds (Real Return Bonds) continued to post strong performance. Within the U.S. portion of the portfolio, the Trust reduced Treasury exposure and redeployed assets into the mortgage market due to attractive yield spreads and strong supply and demand technicals.

SHARE REPURCHASE ACTIVITY

     On August 23rd the Trust's Board of Directors authorized the repurchase of up to an aggregate of 10% of the Trust's outstanding common stock with the intent to enhance shareholder value. The Board believes that a share repurchase program may provide additional secondary market support for the Trust's stock, liquidity to shareholders electing to sell their shares and will be accretive to the net asset value of shares held by shareholders who maintain their investment. As of October 31, 1999, 724,200 of the Trust's outstanding shares (or 2.0%) were purchased by the Trust, and additional purchasing activity may be undertaken during the Trust's next fiscal period.

     We will continue to manage the Trust to seek to benefit from the opportunities available to investors in the fixed income markets as well as to maintain the Trust's ability to meet its investment objectives. We thank you for your investment in the BlackRock North American Government Income Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.

Sincerely yours,


/s/ Robert S. Kapito                   /s/ Michael P. Lustig
--------------------                   ---------------------
Robert S. Kapito                       Michael P. Lustig
Vice Chairman and Portfolio Manager    Director and Portfolio Manager
BlackRock Financial Management, Inc.   BlackRock Financial Management, Inc.


               THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
  Symbol on New York Stock Exchange:                              BNA
  Initial Offering Date:                                  December 20, 1991
  Closing Stock Price as of 10/31/99:                         $ 9.6875
  Net Asset Value as of 10/31/99:                             $11.45
  Yield on Closing Stock Price as of 10/31/99 ($9.6875)1:       8.67%
  Current Monthly Distribution per Share2:                    $ 0.07
  Current Annualized Distribution per Share2:                 $ 0.84

1 Yield on Closing Stock Price is calculated by dividing the current  annualized distribution  per share by the closing stock price per share.
2 The distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK NORTH AMERICAN
GOVERNMENT INCOME TRUST INC.
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1999
--------------------------------------------------------------------------------

                  PRINCIPAL
    RATING*        AMOUNT                                               VALUE
  (UNAUDITED)       (000)                  DESCRIPTION                (NOTE 1)
=============== ============= ===================================== ============
                              LONG-TERM INVESTMENTS-122.4%
                              UNITED STATES SECURITIES-50.0%
                              MORTGAGE PASS-THROUGHS-17.2%
                 $8,778++     Federal Home Loan Mortgage Corp.,
                                6.50%, 02/01/28 - 6/01/29 ........... $8,425,434
                              Federal Housing Administration,
                                GMAC,
                  2,121           Series 37, 7.43%, 10/01/22 ........  2,128,622
                    936           Series 44, 7.43%, 08/01/22 ........    938,463
                  1,618           Series 59, 7.43%, 07/01/21 ........  1,624,023
                    704           Series 65, 7.43%, 12/01/21 ........    704,563
                                Merrill,
                  2,867           Series 29, 7.43%, 6/01/22 .........  2,879,553
                 23,226           Series 42, 7.43%, 09/01/22 ........ 23,279,340
                                Reilly, Series B-11, 7.40%,
                  2,190           04/01/21 ..........................  2,198,806
                                Sunfield Lakes, 7.925%,
                  1,426           07/01/37 ..........................  1,420,950
                  2,248         Westmore Project 8240,
                                  7.25%, 04/01/21 ...................  2,252,790
                              Federal National Mortgage
                                Association,
                 19,049+          5.50%, 12/01/13 - 02/01/14,
                                  15 year ........................... 17,945,256
                  4,908+          7.00%, 02/01/24 - 01/01/29 ........  4,829,267
                              Government National Mortgage
                                Association,
                  1,181@          8.00%, 04/15/24 - 11/15/25 ........  1,207,011
                                                                      ----------
                                                                      69,834,078
                                                                      ----------
                              MULTIPLE CLASS MORTGAGE
                              PASS-THROUGHS-13.7%
                              Countrywide Funding Corp.,
Aaa               2,921         Series 1993-7, Class 7-AS3,
                                  11/25/23 (ARM) ..................... 2,545,590
AAA               1,696         Series 1993-10, Class 10-A8,
                                  01/25/24 (ARM) ..................... 1,509,670
                              Federal Home Loan Mortgage Corp.,
                                Multiclass Mortgage Participation
                                Certificates,
                  5,166++       Series 1104, Class 1104-L,
                                  06/15/21 ........................... 5,356,271
                  6,115         Series 1353, Class 1353-S,
                                  08/15/07 (ARM) .....................   578,857
                  2,000         Series 1523, Class 1523-SA,
                                  06/15/23 (ARM) ..................... 1,632,500
                  2,500         Series 1526, Class 1526-SA,
                                  06/15/23 (ARM) ..................... 1,850,475
                    668         Series 1590, Class 1590-OA,
                                  10/15/23 (ARM) .....................   703,794
                  1,225        Series 1590, Class 1590-T,
                                  10/15/23 (ARM) .....................   816,913
                  2,000++       Series 1601, Class 1601-SE,
                                  10/15/08 ..........................  1,660,000
                    195         Series 1609, Class 1609-LN,
                                  11/15/23 (ARM) .....................   168,236
                  4,785++       Series 1625, Class 1625-SC,
                                12/15/08 (ARM) ....................... 3,973,149
                  4,122         Series 1649, Class 1649-S,
                                  12/15/08 (ARM) ..................... 3,995,662
                  1,682         Series 1666, Class 1666-S,
                                  01/15/24 (ARM) ..................... 1,628,169
                  2,250         Series 1688, Class 1688-S,
                                  12/15/13 (ARM) ..................... 2,055,217
                  3,092         Series 1699, Class 1699-ST,
                                  03/15/24 ........................... 2,186,321
                              Federal National Mortgage Association,
                                REMIC Pass-Through Certificates,
                  2,845+        Trust 1989-90, Class 90-E,
                                  12/25/19 ........................... 2,945,604
                    717@        Trust 1991-87, Class 87-S,
                                  08/25/21 (ARM) .....................   769,374
                    667         Trust 1991-145, Class 145-S,
                                  10/25/06 (ARM) .....................   743,397
                  1,127         Trust 1993-97, Class 97-SB,
                                  05/25/23 (ARM) .....................   638,609
                    809         Trust 1993-113, Class 113-SB,
                                  07/25/23 (ARM) .....................   816,466
                  1,140         Trust 1993-139, Class 139-SY,
                                  08/25/23 (ARM) ..................... 1,047,819
                  1,612         Trust 1993-170, Class 170-SC,
                                  09/25/08 (ARM) ..................... 1,603,836
                  1,581         Trust 1993-179, Class 179-SB,
                                  10/25/23 (ARM) ..................... 1,319,871
                    102         Trust 1993-183, Class 183-SM,
                                  10/25/23 (ARM) .....................   101,352
                    738         Trust 1993-208, Class 208-SE,
                                  11/25/23 (ARM) .....................   567,105
                    744         Trust 1993-210, Class 210-A,
                                  01/25/23 ...........................   723,833
                  2,097++       Trust 1993-214, Class 214-S,
                                  12/25/08 ........................... 2,001,053
                    424         Trust 1993-224, Class 224-SD,
                                  11/25/23 ...........................   402,877
                  1,124         Trust 1993-256, Class 256-F,
                                  11/25/23 (ARM) .....................   924,717

                       See Notes to Financial Statements.
                                        5

                  PRINCIPAL
    RATING*        AMOUNT                                              VALUE
  (UNAUDITED)       (000)                  DESCRIPTION                (NOTE 1)
=============== ============= ===================================== ============
                              MULTIPLE CLASS MORTGAGE
                              PASS-THROUGHS (CONT'D)
                              Federal National Mortgage Association,
                                REMIC Pass-Through Certificates, (cont'd)
                $ 1,808         Trust 1994-23, Class 23-PS,
                                  04/25/23 (ARM) .................... $1,636,067
                  1,778++       Trust 1995-10, Class 10-Z,
                                  03/25/24 ........................... 1,769,863
                  2,100         Trust 1996-14, Class 14-M,
                                  10/25/21 ........................... 1,830,276
                  1,433         Trust 1999-1, Class 1-S,
                                  07/25/23 (ARM) ..................... 1,459,131
                  3,531         Trust 1999-40, Class 40-SB,
                                  08/25/14 (ARM) ..................... 3,041,347
Aaa                 895       Prudential Home Mortgage
                                Securities Co., Mortgage
                                Pass-Through Certificates,
                                Series 1993-54, Class 54-A28,
                                  01/25/24 (ARM) .....................   740,395
                                                                      ----------
                                                                      55,743,816
                                                                      ----------
                              INTEREST ONLY MORTGAGE-BACKED
                              SECURITIES-8.2%
                              BA Mortgage Securities Inc.,
AAA                 968         Series 1997-1, Class X, 7/25/26 ......   150,398
AAA               1,996         Series 1998-1, Class 2X, 5/28/13 ......  301,250
                              Countrywide Funding Corp.,
AAA              25,087         Series 1997-8, Class A-5, 1/25/28 ....   243,030
AAA             148,442         Series 1998-6, Class 6-X, 6/25/13 .... 1,925,109
AAA               8,748       Credit Suisse First Boston Mortgage
                                Corp.,
                                Series 1997-C1, Class C1-AX,
                                  4/20/22** ..........................   766,870
                              Federal Home Loan Mortgage Corp.,
                                Multiclass Mortgage Participation
                                Certificates,
                  3,099         Series 1254, Class 1254-Z,
                                  4/15/22 ............................   555,753
                  1,093         Series 1379, Class 1379-P,
                                  8/15/18 ............................    16,088
                    190         Series 1506, Class 1506-L,
                                  5/15/08 ............................    21,789
                  1,000         Series 1611, Class 1611-JC,
                                  8/15/23 ............................   957,500
                 19,019         Series 1809, Class 1809-SC,
                                  12/15/23 ........................... 1,544,316
                  4,053         Series 1900, Class 1900-SV,
                                  8/15/08 ............................   531,248
                  1,600         Series 1910, Class 1910-IC,
                                  5/15/25 ............................   276,785
                  7,000         Series 2002, Class 2002-HJ,
                                  10/15/08 ...........................   736,920
                  5,225         Series 2044, Class 2044-PF,
                                  6/15/20 ............................   703,195
                  3,763         Series 2062, Class 2062-QL,
                                  3/15/28 ............................ 1,176,162
                  2,430         Series 2066, Class 2066-PJ,
                                  12/15/26 ...........................   637,068
                  6,482         Series 2080, Class 2080-PL,
                                  1/15/27 ............................ 1,787,001
                 10,173         Series 2130, Class 2130-SC,
                                  3/15/29 ............................   851,955
                              Federal National Mortgage Association,
                                REMIC Pass-Through Certificates,
                    915@        Trust G1992-5, Class 5-H,
                                  1/25/22 ............................   242,597
                  2,532         Trust 1993-46, Class 46-S,
                                  5/25/22 ............................   120,162
                  1,700         Trust 1993-196, Class 196-SC,
                                  10/25/08 ........................... 1,554,990
                  7,789         Trust 1993-199, Class 199-SB,
                                  10/25/23 ...........................   313,980
                  3,456         Trust 1993-202, Class 202-QA,
                                  6/25/19 ............................   223,794
                  6,698         Trust 1995-26, Class 26-SW,
                                  2/25/24 ............................ 1,032,856
                  5,501         Trust 1997-50, Class 50-SI,
                                  4/25/23 ............................   187,377
                 10,224         Trust 1997-65, Class 65-SG,
                                  6/25/23 ............................ 1,258,824
                    138         Trust 1998-16, Series 16-PK,
                                  12/18/21 ...........................    20,151
                  4,500         Trust 1998-25, Class 25-PG,
                                  3/18/22 ............................   777,105
                  3,529         Trust 1998-45, Class 45-PL,
                                  3/18/24 ............................   836,158
Aaa               2,922       G. E. Capital Mortgage Services,
                                Trust 1993-13, Class 13-A2,
                                  10/25/08 ...........................    72,923
                              GMAC Commercial Mortgage
                                Securities Inc., Mortgage Certificates,
AAA              18,161         Trust 1997-C1, Class C1-X,
                                 7/15/27 ............................. 1,395,337
AAA              68,193         Trust 1998-C2, Class C2-X,
                                  8/15/23 ............................ 2,675,682
AAA              30,927       Goldman Sachs Mortgage
                                Securities Corp., Mortgage Participation
                                Certifcates, Series 1998-5,
                                  Class 5-IO, 6/19/27** ..............   773,171
                              Government National Mortgage
                                Association,
                  3,283         Trust 1998-14, Class 14-PK,
                                  11/20/26 ...........................   585,356
                  4,822         Trust 1999-3, Class 3-S, 2/16/29 ......  382,720
                 40,163         Trust 1999-5, Class 5-S, 2/16/29 ......1,493,570
                 22,613         Trust 1999-8, Class 8-S, 3/16/29 ......  791,469
AAA              20,075       Hanover Grantor Trust, Series
                                1999-A-1, Class A1-IO,
                                  8/28/27** ..........................   668,117

                       See Notes to Financial Statements.
                                        6

                  PRINCIPAL
    RATING*        AMOUNT                                              VALUE
  (UNAUDITED)       (000)                  DESCRIPTION                (NOTE 1)
=============== ============= ===================================== ============
                              INTEREST ONLY MORTGAGE-BACKED
                              SECURITIES (CONT'D)
AAA             $53,840       Merrill Lynch Mortgage Investors, Inc.,
                                Series 1997-C2, Class C2-IO,
                                  12/10/29 ...........................$3,569,707
Aaa               5,867       Morgan Stanley Capital 1 Inc.,
                                Series 1997-HF1, Class HF1-X,
                                  6/15/17** ..........................   426,149
AAA              65,153       Prudential Home Mortgage
                                Securities Co., Mortgage
                                Pass-Through Certificates,
                                Class  A-9, 2/25/24 ..................   682,072
                                                                     -----------
                                                                      33,266,704
                                                                     -----------
                              PRINCIPAL ONLY MORTGAGE-BACKED
                              SECURITIES-5.6%
                              Federal Home Loan Mortgage Corp.,
                                Multiclass Mortgage Participation
                                Certificates,
                  1,106         Series G-50, Class G50-AM,
                                  4/25/24 ............................   710,205
                  9,319         Series 1570, Class 1570-C,
                                  8/15/23 ............................ 7,222,733
                  5,658++       Series 1686, Class 1686-B,
                                  2/15/24 ............................ 3,320,428
                  1,427         Series 1739, Class 1739-B,
                                  2/15/24 ............................ 1,096,022
                    406         Series 1857, Class 1857-PB,
                                  12/15/08 ...........................   332,691
                  6,297         Series 2009, Class 2009-HJ,
                                  10/15/22 ........................... 3,858,841
                  2,655         Series 2073, Class 2073-PO,
                                  7/15/28 ............................ 1,321,920
                    408         Series 2087, Class 2087-PO,
                                  9/15/25 ............................   300,574
                              Federal National Mortgage Association,
                                REMIC Pass-Through Certificates,
                  1,036         Trust 279, Class 279-1, 7/01/26 ......   814,389
                  1,050         Trust 1996-38, Class 38-E, 8/25/23 ......328,185
                    204         Trust 1997-85, Class 85-LE, 10/25/23.... 168,490
                  3,301         Trust 1998-26, Class 26-L, 3/25/23.... 2,203,419
                    648         Trust 1998-48, Class 48-P, 8/18/28...... 393,583
                  6,055       Fund America Investment Corp.,
                                Series 1993-C, Class B, 4/29/30 ......   837,067
                                                                     -----------
                                                                       2,908,547
                                                                     -----------
                              COMMERCIAL MORTGAGE-BACKED
                              SECURITIES-1.2%
AAA               5,000       Prudential Securities Secured
                                Financing Corp.,
                                Series 1998-C1, Class A1B,
                                  6.506%, 7/15/08 ...................  4,736,150
                                                                     -----------
                              U.S GOVERNMENT AND AGENCY SECURITIES-4.1%
                              Overseas Private Investment Corp.,
                    290         5.46%, 5/29/12 .......................   263,805
                    264         5.79%, 5/29/12 .......................   243,966
                    341         5.88%, 5/29/12 .......................   320,915
                    220         6.27%, 5/29/12 .......................   210,262
                    386         6.81%, 5/29/12 .......................   386,402
                    440         6.84%, 5/29/12 .......................   432,830
                  1,012         6.91%, 5/29/12 .......................   964,563
                  3,258       Small Business Administration, 6.95%,
                                Series 1996-20K, 11/01/16 ............ 3,178,556
                 10,164++     U.S. Treasury Bond,
                                3.875%, 4/15/29 (TIPS) ............... 9,731,934
                              U.S. Treasury Notes,
                    225         6.125%, 8/15/07 ......................   224,120
                    150         6.50%, 5/31/01 .......................   151,593
                    610         7.25%, 8/15/04 .......................   640,402
                                                                     -----------
                                                                      16,749,348
                                                                     -----------
                                Total United States Securities
                                (cost $208,236,111) ................ 203,238,643
                                                                     -----------
                              CANADIAN SECURITIES-72.4%
                              CANADIAN CORPORATE BONDS-20.4%
A2              C$3,500       Bell Canada, 11.45%, 4/15/10 ........... 3,181,602
AA-               4,500       Canadian Imperial Bank of
                                Commerce, 8.50%, 2/05/07 ............. 3,182,254
Aa3              10,000       Canadian Imperial Bank of
                                Commerce, Toronto, 8.15%,
                                4/25/11 .............................. 7,290,781
A                10,000       Credit Foncier de France, 8.50%,
                                3/12/03 .............................. 7,140,220
A+               12,000       Daimler Benz AG, 9.50%, 10/30/01 ....... 8,600,573
                              European Investment Bank,
AAA              22,800         8.50%, 8/30/05 .......................16,981,268
AAA               6,500         9.125%, 9/20/04 ...................... 4,896,970
A1               10,000       Ford Credit Canada Ltd., 5.66%,
                                11/19/01 ............................. 6,709,015
A                10,000       General Motors Acceptance Corp.,
                                5.90%, 6/24/02 ....................... 6,703,033
A2                5,000       Greater Toronto Airports Authority,
                                6.45%, 12/03/27 ...................... 3,137,102
A                14,000       Highway 407, 6.47%, 7/27/29 ............ 8,712,548
BBB-             10,500       Lindsey Morden Group Inc.,
                                7.00%, 6/16/08 ....................... 6,351,790
                                                                     -----------
                                                                      82,887,156
                                                                     -----------

                       See Notes to Financial Statements.
                                        7

                  PRINCIPAL
    RATING*        AMOUNT                                              VALUE
  (UNAUDITED)       (000)                  DESCRIPTION                (NOTE 1)
=============== ============= ===================================== ============
                              CANADIAN GOVERNMENT SECURITIES-32.7%
                              Canadian Government Bonds,
               C$20,431         4.00%, 12/01/31 (RRB) ............. $13,743,548
                  3,561         4.25%, 12/01/26 (RRB) .............   2,499,537
                 62,500++       5.25%, 9/01/03 ....................  41,383,586
                  7,000++       5.50%, 6/01/09 ....................   4,566,003
                  9,250         6.00%, 6/01/08 ....................   6,258,000
                 20,000++       7.00%, 9/01/01 ....................  13,850,126
                 30,000         7.25%, 6/01/07 ....................  21,828,929
                 20,200         8.00%, 6/01/27 ....................  17,036,674
                 15,100         9.00%, 12/01/04 ...................  11,561,928
                                                                   ------------
                                                                    132,728,331
                                                                   ------------
                              CANADIAN PROVINCIAL SECURITIES-19.3%
                              NEW BRUNSWICK-5.4%
                              New Brunswick Province,
AA-              13,000         7.625%, 7/14/00 ...................   8,974,513
A1               14,600         10.125%, 10/31/11 .................  12,887,260
                                                                   ------------
                                                                     21,861,773
                                                                   ------------
                              NEWFOUNDLAND-2.0%
Baa1             10,000       Newfoundland Province,
                                8.45%, 2/05/26 ....................   8,075,888
                                                                   ------------
                              NOVA SCOTIA-3.3%
NR               15,000       Nova Scotia Province,
                                9.60%, 1/30/22 ....................  13,358,143
                                                                   ------------
                              ONTARIO-5.8%
Aa3              10,000       Hamilton Wentworth Regional
                                Municipality,
                                7.00%, 6/06/01 ....................   6,910,796
                              Ontario Province,
Aa3               8,500         5.70%, 12/01/08 ...................   5,527,685
Aa3              11,500         6.15%, 4/01/09 ....................   7,467,695
AA+               5,000       Toronto Metropolitan Municipality,
                                7.75%, 12/01/05 ...................   3,630,274
                                                                   ------------
                                                                     23,536,450
                                                                   ------------
                              PRINCE EDWARD ISLAND-2.5%
NR               13,000       Prince Edward Island Province,
                                8.50%, 10/27/15 ...................  10,310,089
                                                                   ------------
                              QUEBEC-0.3%
A+                2,000       Quebec Province, 7.50%, 12/01/03        1,416,808
                                                                   ------------
                              Total Canadian Provincial Securities.  78,559,151
                                                                   ------------
                              Total Canadian Securities
                                (cost $303,023,222) .............   294,174,638
                                                                   ------------
                              Total Long-Term Investments
                                  cost $511,259,333) .............. 497,413,281
                                                                   ------------
                              SHORT-TERM INVESTMENTS-1.3%
                              DISCOUNT NOTE
              $   5,083       Federal Home Loan Mortgage Corp.,
                                5.16%, 11/01/99
                                (cost $5,083,000) .................$  5,083,000
                                                                   ------------
                              Total investments before
                                investments sold
                                short-123.7%
                                (cost $516,340,147) ..............  502,496,281
                                                                   ------------
                              INVESTMENT SOLD SHORT-(3.5%)
                (14,755)      U.S. Treasury Notes,
                                5.50%, 05/15/09
                                (proceeds $14,275,463)............  (14,153,291)
                                                                   ------------
                              Total investments, net of
                                investments sold
                                short-120.2% .....................  488,342,990
                              Liabilities in excess of
                                other assets-(20.2%) .............  (82,164,764)
                                                                   ------------
                              NET ASSETS-100% .................... $406,178,226
                                                                   ============
---------------------
  * Using the higher of Standard & Poor's, Moody's or Fitch's rating.
 ** Private placement restricted as to resale.
  + Partial principal amount pledged as collateral for reverse repurchase agreements.
 ++ Entire  principal  amount  pledged  as  collateral  for reverse repurchase agreements.
  @ Entire principal amount pledged as collateral for futures transactions.

                             KEY TO ABBREVIATIONS:
         ARM -  Adjustable Rate Mortgage.
       REMIC -  Real Estate Mortgage Investment Conduit.
         RRB -  Real Return Bond.
        TIPS -  Treasury Inflation Protection Securities.

                       See Notes to Financial Statements.
                                        8

--------------------------------------------------------------------------------
THE BLACKROCK NORTH AMERICAN
GOVERNMENT INCOME TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1999
--------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $516,340,147) (Note 1) .........   $502,496,281
Canadian dollars, at value (cost $2,135,463)................      2,135,463
Cash .......................................................         82,691
Receivable for investments sold ............................     52,948,024
Deposits with brokers as collateral for investments
  sold short (Note 1) ......................................     14,459,900
Interest receivable ........................................      8,207,864
Forward currency contracts-amount receivable
  from counterparties ......................................        351,981
Interest rate caps, at value
  (amortized cost $371,219) (Notes 1 & 3)...................        295,075
                                                              -------------
                                                                580,977,279
                                                              -------------
LIABILITIES
Reverse repurchase agreements (Note 4) .....................    149,346,308
Investments sold short, at value
  (proceeds received $14,275,463)...........................     14,153,291
Payable for investments purchased ..........................      9,514,024
Interest payable ...........................................        634,167
Due to broker-variation margin (Notes 1 & 3) ...............        556,125
Investment advisory fee payable (Note 2) ...................        207,062
Administration fee payable (Note 2) ........................         34,510
Other accrued expenses .....................................        353,566
                                                              -------------
                                                                174,799,053

                                                              -------------
NET ASSETS .................................................   $406,178,226
                                                              =============
Net assets were comprised of:
 Common stock, at par (Note 5) ............................    $    354,828
 Paid-in capital in excess of par ..........................    442,707,958
 Cost of 724,200 shares held in treasury ...................     (7,216,300)
                                                              -------------
                                                                435,846,486

 Undistributed net investment income .......................        355,321
 Accumulated net realized gain on investments ..............        722,025
 Net unrealized depreciation on investments ................     (5,709,323)
 Accumulated net realized and unrealized
   foreign currency loss ...................................    (25,036,283)
                                                              -------------
Net assets, October 31, 1999 ...............................   $406,178,226
                                                              =============
Net asset value per share:
 ($406,178,226 / 35,482,893 shares of
  common stock issued and outstanding) .....................   $      11.45
                                                              =============

--------------------------------------------------------------------------------
THE BLACKROCK NORTH AMERICAN
GOVERNMENT INCOME TRUST INC.
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1999
--------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
  Interest (net of premium amortization of
  $5,669,511 and interest expense of $9,891,157).....           $34,096,409
                                                                -----------
Expenses
  Investment advisory ...............................             2,566,126
  Administration ....................................               427,688
  Custodian .........................................               266,000
  Directors .........................................                84,000
  Audit .............................................                67,000
  Reports to shareholders ...........................                67,000
  Transfer agent ....................................                44,000
  Legal .............................................                12,000
  Miscellaneous .....................................               110,441
                                                                -----------
  Total operating expenses ..........................             3,644,255
                                                                -----------
Net investment income ...............................            30,452,154
                                                                -----------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS (NOTE 3)
Net realized gain (loss) on:
  Investments .......................................              (726,737)
  Futures ...........................................              (917,611)
  Short sales .......................................             1,789,342
  Foreign currency ..................................            (1,938,550)
  Swaps .............................................               277,200
  Written Options ...................................               569,756
                                                                -----------
                                                                   (946,600)
                                                                -----------
Net change in unrealized appreciation
  (depreciation) on:
  Investments .......................................           (33,993,580)
  Futures ...........................................               716,073
  Written options ...................................               (98,713)
  Interest rate caps ................................               332,812
  Short sales .......................................               122,171
  Foreign currency ..................................            17,069,618
                                                                -----------
                                                               (15,851,619)
                                                                -----------
Net loss on investments and foreign currency
  transactions ......................................           (16,798,219)
                                                                -----------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS ...........................           $13,653,935
                                                                ===========

                       See Notes to Financial Statements.
                                        9

--------------------------------------------------------------------------------
THE BLACKROCK NORTH AMERICAN
GOVERNMENT INCOME TRUST INC.
STATEMENT OF CASH FLOWS
YEAR ENDED OCTOBER 31, 1999
--------------------------------------------------------------------------------
RECONCILIATION OF NET INCREASE IN
 NET ASSETS RESULTING FROM OPERATIONS
 TO NET CASH FLOWS PROVIDED BY
 OPERATING ACTIVITIES
Net increase in net assets resulting from operations .....   $13,653,935
                                                             -----------
Decrease in investments ..................................    74,694,405
Net realized loss ........................................       946,600
Decrease in unrealized appreciation ......................    15,851,619
Increase in interest rate cap ............................      (171,700)
Increase in receivable for investments sold ..............   (51,547,331)
Increase in receivable for forward currency
  contracts ..............................................      (327,380)
Decrease in interest receivable ..........................     2,460,315
Increase in due to broker-variation margin ...............       532,525
Decrease in payable for investments purchased ............    (1,288,705)
Decrease in written options ..............................      (281,918)
Increase in interest payable .............................       353,419
Decrease in accrued expenses and other liabilities .......      (111,732)
Increase in deposits with brokers ........................   (14,459,900)
Increase in payable for investments sold short ...........    14,153,291
                                                             -----------
 Total adjustments .......................................    40,803,508
                                                             -----------
Net cash flows provided by operating activities ..........   $54,457,443
                                                             ===========
INCREASE (DECREASE) IN CASH
Net cash flows provided by operating activities ..........   $54,457,443
                                                             -----------
Cash flows used for financing activities:
 Decrease in reverse repurchase agreements ...............   (24,173,194)
 Cash dividends paid .....................................   (30,366,425)
 Cost of Trust shares reacquired .........................    (7,216,300)
                                                             -----------
Net cash flows used for financing activities .............   (61,755,919)
                                                             -----------
 Net realized and unrealized foreign currency gain........       738,913
 Net decrease in cash and foreign currency ...............    (6,559,563)
 Cash and foreign currency at beginning of year ..........     8,777,717
                                                             -----------
 Cash and foreign currency at end of year ................   $ 2,218,154
                                                             ===========

--------------------------------------------------------------------------------
THE BLACKROCK NORTH AMERICAN
GOVERNMENT INCOME TRUST INC.
STATEMENTS OF CHANGES
IN NET ASSETS
--------------------------------------------------------------------------------
                                                     YEAR ENDED OCTOBER 31
                                            -----------------------------------
                                                    1999               1998
INCREASE (DECREASE)
 IN NET ASSETS
Operations:
  Net investment income ...................   $ 30,452,154       $ 28,386,758
  Net realized loss .......................       (946,600)        (2,182,478)
  Net change in unrealized
   depreciation ...........................    (15,851,619)       (17,103,031)
                                              ------------       ------------
  Net increase in net
   assets resulting from
   operations .............................     13,653,935          9,101,249
  Dividends and distributions (Note 1):
  Dividends from net investment
   income .................................    (30,366,425)       (29,405,797)
  Distributions in excess
   of net investment income ...............              -         (1,007,535)
                                              ------------       ------------
  Cost of Trust shares reacquired .........     (7,216,300)                 -
                                              ------------       ------------
  Total decrease ..........................    (23,928,790)       (21,312,083)
NET ASSETS
  Beginning of year .......................    430,107,016        451,419,099
                                              ------------       ------------
  End of year .............................   $406,178,226       $430,107,016
                                              ============       ============

                       See Notes to Financial Statements.
                                       10

--------------------------------------------------------------------------------
THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                                  YEAR ENDED OCTOBER 31,
                                                             ----------------------------------------------------------------
                                                                 1999         1998         1997         1996         1995
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year .........................   $ 11.88      $ 12.47      $  12.33     $  11.36     $  10.07
                                                               -------      -------      --------     --------     --------
 Net investment income (net of interest expense of
 $0.28, $0.26, $0.22, $0.41, and $0.35, respectively).......       .84          .78           .89          .93          .89
 Net realized and unrealized gain (loss) ...................     ( .46)      (  .53)          .09          .92         1.37
                                                              --------     --------      --------     --------     --------
Net increase from investment operations ....................       .38          .25           .98         1.85         2.26
                                                              --------     --------      --------     --------     --------
Dividends and distributions:
 Dividends from net investment income ......................     ( .84)      (  .81)      (   .84)     (   .29)           -
 Distributions in excess of net investment income ..........         -       (  .03)            -            -            -
 Return of capital distributions ...........................         -            -             -      (   .59)     (   .97)
                                                              --------     --------      --------     --------     --------
Total dividends and distributions ..........................   (   .84)      (  .84)      (   .84)     (   .88)     (   .97)
                                                              --------     --------      --------     --------     --------
Increase resulting from Trust shares repurchased ...........       .03             -            -            -            -
                                                              --------
Net asset value, end of year* ..............................   $ 11.45      $ 11.88      $  12.47     $  12.33     $  11.36
                                                              ========     ========      ========     ========     ========
Per share market value, end of year* .......................   $  9.69      $  9.88      $  10.56     $  10.13     $  10.13
                                                              ========     ========      ========     ========     ========
TOTAL INVESTMENT RETURN+  ..................................      6.70%        1.34%        13.23%        9.48%       22.88%
RATIOS TO AVERAGE NET ASSETS:
Operating expenses# ........................................      0.85%        0.88%         0.93%        0.97%        0.96%
Net investment income ......................................      7.14%        6.39%         7.30%        8.24%        8.58%
SUPPLEMENTAL DATA:
Average net assets (in thousands) ..........................  $426,283     $444,051      $440,465     $409,644     $374,975
Portfolio turnover .........................................       186%         153%          146%         151%          78%
Net assets, end of year (in thousands) .....................  $406,178     $430,107      $451,419     $446,394     $411,295
Reverse repurchase agreements outstanding,
 end of year (in thousands) ................................  $149,346     $173,520      $206,126     $217,135     $202,703
Asset coverage++   .........................................  $  3,720     $  3,479      $  3,190     $  3,056     $  3,028

----------
 * NAV and market value published in BARRON'S on Saturday and THE WALL STREET JOURNAL each Monday.
 # The ratios of operating expenses, including interest expense, to average net assets were 3.18%, 3.01%, 2.74%, 4.63%, and 4.34% for the years indicated above, respectively.
 + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each year reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
++ Per $1,000 of reverse repurchase agreement outstanding.

The information above represents the audited operating performance for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for each of the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.

                       See Notes to Financial Statements.
                                       11

--------------------------------------------------------------------------------
THE BLACKROCK NORTH AMERICAN
GOVERNMENT INCOME TRUST INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 ORGANIZATION & ACCOUNTING POLICIES

     The BlackRock North American Government & Income Trust Inc., (the "Trust"), a Maryland corporation, is a non-diversified, closed-end management investment company. The investment objective of the Trust is to achieve high monthly income consistent with preservation of capital. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific country, industry or region. No assurance can be given that the Trust's investment objective will be achieved.

     The following is a summary of significant accounting policies followed by the Trust.

BASIS OF PRESENTATION: The financial statements of the Trust are prepared in accordance with United States generally accepted accounting principles using the United States dollar as both the functional and reporting currency.

SECURITIES VALUATION: In valuing the Trust's assets, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current currency value. The Trust values mortgage-backed, asset-backed and other debt securities, interest rate swaps, caps, floors, and non-exchange traded options on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. Futures contracts are valued at the last sale price as of the close of the commodities exchange on which it trades unless the Trust's Board of Directors determines that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Trust's Board of Directors. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

     Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less. Short-term securities with a term to maturity greater than 60 days from the date of purchase are valued at current market quotations until maturity or disposition.

     In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

     Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

     Option selling and purchasing is used by the Trust to effectively "hedge" positions, or collections of positions, so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

     The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

INTEREST RATE SWAPS: In an interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Rate swaps are efficient as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

     During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

     The Trust is exposed to credit loss in the event of non-performance by the other party to the swap. However, the Trust closely monitors swaps and does not anticipate non-performance by any counterparty.

SWAP OPTIONS: Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options are recorded as liabilities or assets and are subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commission, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or loss on investment transactions.

     The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

     Swap options may be used by the Trust to manage the duration of the Trust's portfolio in a manner similar to more generic options described above.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

     Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

     The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

FORWARD CURRENCY CONTRACTS: The Trust enters into forward currency contracts primarily to facilitate settlement of purchases and sales of foreign securities. A forward contract is a commitment to purchase or sell a foreign currency at a future date (usually the security transaction settlement date) at a negotiated forward rate. In the event that a security fails to settle within the normal settlement period, the forward currency contract is renegotiated at a new rate. The gain or loss arising from the difference between the settlement value of the original and renegotiated forward contracts is isolated and is included in net realized losses from foreign currency transactions. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contract.

     Forward currency contracts, when used by the Trust, help to manage the overall exposure to the foreign currency backing many of the investments held by the Trust (the Canadian dollar). Forward currency contracts are not meant to be used to eliminate all of the exposure to the Canadian dollar, rather they allow the Trust to limit its exposure to foreign currency within a narrow band to the objectives of the Trust.

FOREIGN CURRENCY TRANSLATION: Canadian dollar ("C$") amounts are translated into United States dollars on the following basis:

       (i)  market   value  of   investment   securities,   other   assets   and
            liabilities-at the New York City noon rates of exchange.

       (ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

     The Trust isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Trust isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

     Net realized and unrealized foreign exchange gains of $15,131,068 include realized foreign exchange gains and losses from sales and maturities of foreign portfolio securities, maturities of foreign reverse repurchase agreements, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of interest and discount recorded on the Trust's books and the US dollar equivalent amounts actually received or paid and changes in unrealized foreign exchange gains and losses in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the Canadian dollar relative to the U.S. dollar.

     The  exchange  rate for the  Canadian  dollar at October  31,  1999 was US$
0.6794 to C$1.00.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

SECURITY LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust.

INTEREST RATE CAPS: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed or floating rate.

     Interest rate caps are intended to both manage the duration of the Trust's portfolio and its exposure to changes in short term rates. Owning interest rate caps reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short term rates, which the Trust experiences primarily in the form of leverage.

     The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trust does not anticipate non-performance by any counterparty.

     Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate cap. The asset or liability is subsequently adjusted to the current market value of the interest rate cap purchased or sold. Changes in the value of the interest rate cap are recognized as unrealized gains and losses.

INTEREST RATE FLOORS: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the deficiency, if any, of a floating rate under a specified fixed or floating rate.

     Interest rate floors are used by the Trust to both manage the duration of the portfolio and its exposure to changes in short-term interest rates. Selling interest rate floors reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The Trust's leverage provides extra income in a period of falling rates. Selling floors reduces some of that advantage by partially monetizing it as an up front payment which the Trust receives.

     The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Trust does not anticipate non-performance by any counterparty.

     Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate floor. The asset or liability is subsequently adjusted to the current market value of the interest rate floor purchased or sold. Changes in the value of the interest rate floor are recognized as unrealized gains and losses.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis, and the Trust accretes discount or amortizes premium on securities purchased using the interest method. Dividend income is recorded on the ex-dividend date.

TAXES: For Federal income tax purposes, substantially all of the Trust's Canadian transactions are accounted for using the Canadian dollar as the functional currency. Accordingly, only realized currency gains and losses resulting from the repatriation of Canadian dollars into United States dollars are recognized for tax purposes.

     No provision has been made for U.S. income or excise taxes because it is the Trust's policy to continue to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly from net investment income, realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

RECLASSIFICATION OF CAPITAL ACCOUNTS: The Trust accounts for and reports distributions to shareholders in accordance with the American Institute of
Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. For the year ended October 31, 1999 the Trust increased undistributed net investment income by $269,592, increased accumulated net realized gains on investments by $597,813, and increased accumulated net realized and unrealized foreign currency loss by $867,405 for realized foreign currency gains incurred during the year ended October 31, 1999. Net investment income, net realized gains and net assets were not affected by this change.

NOTE 2. AGREEMENTS

     The Trust has an Investment Advisory Agreement with BlackRock Financial Management, Inc. (the "Adviser"), a wholly-owned subsidiary of BlackRock Advisors, Inc., which is an indirect majority-owned subsidiary of PNC Bank, Corp. The Trust has an Administration Agreement with Prudential Investments Fund Management LLC ("PIFM"), a wholly-owned subsidiary of The Prudential Insurance Co. of America.

     The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.60% of the Trust's average weekly net assets. The administration fee paid to PIFM is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net assets.

     Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust. PIFM pays for occupancy and provides certain clerical and accounting services to the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO  SECURITIES AND INVESTMENTS

     Purchases and sales of investment securities, other than short-term OTHER investments and dollar rolls, for the year ended October 31, 1999 aggregated $1,096,230,166 and $1,131,061,469, respectively.

     The Trust may invest without limit in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities") although the Trust does not expect that such investments will generally exceed 5% of its portfolio assets. At October 31, 1999, the Trust held 0.5% of its portfolio assets in securities restricted as to resale.

     The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates, including Midland Loan Services, Inc. It is possible under certain circumstances, PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc. could have interests that are in conflict with the holders of these mortgage backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc.

     The United States federal income tax basis of the Trust's investments at October 31, 1999 was $509,040,694, and accordingly, net unrealized depreciation for federal income tax purposes was $6,544,413 (gross unrealized appreciation $10,888,514; gross unrealized depreciation $17,432,927).

     For federal income tax purposes, the Trust utilized its capital loss carryforward of approximately $645,300 to offset net taxable gains realized and recognized during the fiscal year ended October 31, 1999.

     Details of open financial futures contracts at October 31, 1999 are as follows:

                                                       VALUE AT        VALUE AT        UNREALIZED
NUMBER OF                             EXPIRATION        TRADE        OCTOBER 31,     APPRECIATION/
CONTRACTS             TYPE               DATE            DATE            1999        (DEPRECIATION)
-----------   --------------------   ------------   -------------   -------------   ---------------
Short Position:
     31           Eurodollar          Mar. '00      $7,323,611      $7,277,644         $  45,967
     31           Eurodollar          Mar. '00       7,333,686       7,291,200            42,486
    450       30 Yr. U.S. T-Bond      Dec. '99      51,474,538      51,117,188           357,350
Long Position:
    100        5 Yr. U.S.T-Note       Dec. '99      10,839,513      10,795,313           (44,200)
                                                                                       ---------
                                                                                       $ 401,603
                                                                                       =========

      Details of open forward currency contract at October 31, 1999 are as follows:

                                    VALUE AT         VALUE AT        UNREALIZED
 SETTLEMENT        CONTRACT        SETTLEMENT      OCTOBER 31,     APPRECIATION/
    DATE          TO RECEIVE          DATE             1999       (DEPRECIATION)
------------   ---------------   --------------   -------------  ---------------
Purchase:
   11/4/99     C$83,000,000      $56,497,175      $56,396,214     $ (100,961)
   11/4/99       12,000,000        8,061,374        8,153,670         92,296
   11/4/99       40,000,000       26,827,093       27,178,898        351,805
Sold:
   11/4/99       20,250,000       13,768,158       13,759,317          8,841
                                                                  ----------
                                                                  $  351,981
                                                                  ==========

      The Trust entered into one interest rate cap. Under the agreement the Trust receives the excess, if any, of a floating rate over a fixed rate. The Trust paid a transaction fee for the agreement. Details of the cap at October 31, 1999 are as follows:

 NOTIONAL                                                                    VALUE AT
  AMOUNT        FIXED                        TERMINATION     AMORTIZED     OCTOBER 31,      UNREALIZED
   (000)        RATE       FLOATING RATE         DATE           COST           1999        DEPRECIATION
----------   ----------   ---------------   -------------   -----------   -------------   -------------
$ 25,000     6.00%        3 mth. LIBOR      2/19/02         $371,219      $295,075        $ (76,144)
                                                                                          ==========

NOTE 4. BORROWINGS REVERSE REPURCHASE AGREEMENTS:

     The Trust enters into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender containing liquid high grade securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

     The average daily balance of United States reverse repurchase agreements outstanding during the year ended October 31, 1999 was approximately $175,922,690 at a weighted average interest rate of approximately 4.77%. Also, the average daily balance of Canadian reverse repurchase agreements outstanding during the year ended October 31, 1999 was approximately C$13,000,052 at a weighted average interest rate of 4.89%.

     The maximum amount of total reverse repurchase agreements outstanding at any month-end during the period was $258,871,300 as of February 28, 1999, which was 31% of total assets.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date

     The average daily balance of dollar rolls outstanding during the year ended October 31, 1999 was approximately $8,989,041. The maximum amount of dollar rolls outstanding at any month-end during the period was $63,240,000 as of January 31, 1999 which was 8.44% of total assets.

NOTE 5.  CAPITAL

     There are 200 million shares of $.01 par value common stock authorized. Of the 35,482,893 shares outstanding at October 31, 1999, the Adviser owned 7,093 shares.

     During the year ended October 31, 1999, the Trust repurchased a total of 724,200 shares of its outstanding common stock at a cost of $7,216,300, an average discount of approximately 13.7% from its net asset value. These shares are being held in treasury.

NOTE 6. DIVIDENDS

     Subsequent to October 31, 1999, the Board of Directors of the Trust declared dividends from undistributed earnings of $0.07 per share payable November 30, 1999 to shareholders of record on November 15, 1999.

--------------------------------------------------------------------------------
           THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
The Shareholders and Board of Directors of The BlackRock North American Government Income Trust Inc.:

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The BlackRock North American Government Income Trust Inc. (the "Trust") as of October 31, 1999 and the related statements of operations and of cash flows for the year then ended, and of changes in net assets for the two years then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and each of the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The BlackRock North American Government Income Trust Inc. at October 31, 1999 and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

/s/ DELOITTE & TOUCHE LLP
-------------------------
DELOITTE & TOUCHE LLP
New York, New York
December 13, 1999

--------------------------------------------------------------------------------
               THE BLACKROCK NORTH AMERICAN GOVERNMENT TRUST INC.
                                TAX INFORMATION
--------------------------------------------------------------------------------
     We wish to advise you as to the federal tax status of dividends and distributions paid by the Trust during its fiscal year ended October 31, 1999.

     During the fiscal year ended October 31, 1999, the Trust paid dividends and distributions of $.84 per share from ordinary income. For federal income tax purposes, the aggregate of any dividends and short-term capital gains distributions you received are reportable in your 1999 federal income tax return as ordinary income. Further, we wish to advise you that your income dividends do not qualify for the dividends received deduction.

     For the purpose of preparing your 1999 annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099 DIV which will be mailed to you in January 2000.

--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------
     Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

     The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares in connection with the Plan.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

     The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.

     The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
           THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
     There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

     YEAR 2000 READINESS DISCLOSURE. The Trust has evaluated its information technology infrastructure for Year 2000 compliance. Substantially all of the Trust's information systems are supplied by the Adviser. The Adviser has advised the Trust that it has evaluated whether such systems are year 2000 compliant and that it expects to incur costs of up to approximately one million dollars to complete such evaluation and to make any modifications to its systems as may be necessary to achieve Year 2000 compliance. The Adviser advised the Trust that it has fully tested its systems for Year 2000 compliance. The Trust may be required to bear a portion of such cost incurred by the Adviser in this regard. The Adviser has advised the Trust that it does not anticipate any material disruption in the operations of the Trust as a result of any failure by the Adviser to achieve Year 2000 compliance. There can be no assurance that the costs will not exceed the amount referred to above or that the Trust will not experience a disruption in operations.

     The Adviser has advised the Trust that it is continuing to evaluate the Year 2000 compliance of various suppliers of the Adviser and the Trust. The Adviser advised the Trust that it has communicated with such suppliers to determine their Year 2000 compliance status and the extent to which the Adviser or the Trust could be affected by any supplier's Year 2000 compliance issues. To date, the Adviser received responses from substantially all such suppliers with respect to their Year 2000 compliance. However, there can be no assurance that the systems of such suppliers, who are beyond the Trust's control, will be Year 2000 compliant. In the event that any of the Trust's significant suppliers do not successfully and timely achieve Year 2000 compliance, the Trust's business or operations could be adversely affected. The Adviser advised the Trust that it has prepared a contingency plan for Year 2000 compliance by its suppliers. There can be no assurance that such contingency plan will be successful in preventing a disruption of the Trust's operations.

     The  Trust  is  designating  this  disclosure  as its Year  2000  readiness disclosure for all purposes under the Year 2000 Information and Readiness Disclosure Act and the foregoing information shall constitute a Year 2000 Readiness Statement for purposes of that Act.

--------------------------------------------------------------------------------
           THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------
THE TRUST'S INVESTMENT OBJECTIVE
The BlackRock North American Government Income Trust's investment objective is to manage a portfolio of investment grade securities to achieve high monthly income consistent with preservation of capital. The Trust will seek to achieve its objective by investing in Canadian and U.S. dollar-denominated securities.

WHO MANAGES THE TRUST?
BlackRock Financial Management, Inc. ("BlackRock") is an SEC-registered investment adviser. As of September 30, 1999, BlackRock and its affiliates managed over $148 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors. BlackRock manages twenty-three closed-end funds that are traded on either the New York or American stock exchanges, and a $24 billion family of open-end equity and bond funds. BlackRock manages over 487 accounts, domiciled in the United States and overseas.

WHAT CAN THE TRUST INVEST IN?
The Trust will invest primarily in securities issued or guaranteed by the federal governments of Canada and the United States, their political subdivisions (which include the Canadian provinces) and their agencies and instrumentalities. The Trust's investments will be either government securities or securities rated "BBB" or higher at the time of investment by Standard & Poor's or "Baa" by Moody's, or securities which BlackRock deems as of comparable quality. Examples of types of securities in which the Trust may invest include Canadian and U.S. government or government agency residential mortgage-backed securities, privately issued mortgage-backed securities, Canadian provincial debt securities, U.S. Government securities, commercial mortgage-backed securities, asset-backed securities and other debt securities issued by Canadian and U.S. corporations and other entities. Under current market conditions, BlackRock expects that the primary investments of the Trust to be Canadian mortgage-backed securities, Canadian provincial debt securities, Canadian Corporate bonds, U.S. government securities, securities backed by U.S. government agencies (such as residential mortgage-backed securities), privately issued mortgage-backed securities and commercial mortgage- backed securities.

WHAT IS THE ADVISER'S INVESTMENT STRATEGY?
The Adviser will seek to meet the Trust's investment objective by managing the asset of the Trust so as to provide high monthly income consistent with the preservation of capital. The Trust will seek to provide monthly income that is greater than that which could be obtained by investing in U.S. Treasury securities with an average life similar to that of the Trust's assets. In seeking the investment objective, BlackRock actively manages the Trust's assets in relation to market conditions and changes in general economic conditions in Canada and the U.S., including its expectations regarding interest rate changes and changes in currency exchange rates between the U.S. dollar and the Canadian dollar, to attempt to take advantage of favorable investment opportunities in each country. As such, the allocation between Canadian and U.S. securities will change from time to time. Under current market conditions, the average life of the Trust's assets is expected to be in the range of seven to ten years. Under other market conditions, the Trust's average life may vary and may not be predictable using any formula.

While the Adviser has the opportunity to hedge against currency risks associated with Canadian securities, the Trust is intended to provide exposure to the Canadian marketplace. As a result, historically, currency hedging has not been widely practiced by the Trust. However, BlackRock will attempt to limit interest rate risk by constantly monitoring the duration (or price sensitivity with respect to changes in interest rates) of the Trust's assets so that it is within the range of U.S. Treasury securities with average lives of seven to ten years. In doing so, the Adviser will attempt to locate securities with better predictability of cash flows such as U.S. commercial mortgage-backed securities. In addition, the Canadian mortgage-backed securities in which the Trust invests are not prepayable, contributing to the predictability of the Trust's cash flows. Traditional residential U.S. mortgage pass-through securities make interest and principal payments on a monthly basis and can be a source of attractive levels of income to the Trust. While the U.S. mortgage-backed securities in the Trust are of high credit quality, they typically offer a yield spread over Treasuries due to the uncertainty of the timing of their cash flows as they are subject to prepayment exposure when interest rates change and mortgage holders refinance their mortgages or move. While U.S. mortgage-backed securities do offer the opportunity for attractive yields, they subject a portfolio to interest rate risk and prepayment exposure which result in reinvestment risk when prepaid principal must be reinvested.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?
The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the Trust through the Trust's transfer agent, State Street Bank & Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN THE TRUST
Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 331|M/3% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising rate environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interest of shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUST
THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

INVESTMENT OBJECTIVE. Although the objective of the Trust is to provide high monthly income consistent with preservation of capital, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to vary over time as fixed income market conditions change. Future dividends may be higher or lower than the dividend the Trust is currently paying.

CURRENCY EXCHANGE RATE CONSIDERATIONS. Because the Trust's net asset value is expressed in U.S. dollars, and the Trust invests a substantial percentage of its assets in Canadian dollar-denominated assets, any change in the exchange rate between these two currencies will have an effect on the net asset value of the Trust. As a result, if the U.S. dollar appreciates against the Canadian dollar, the Trust's net asset value would decrease if not offset by other gains.

INTEREST-ONLY SECURITIES (IO). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Trust may fail to recoup fully its initial investment in these securities even if the securities are rated AAA by S&P or Aaa by Moody's.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BNA) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments on certain U.S. mortgage-backed securities which will change the yield to maturity of the security.

CORPORTE DEBT SECURITIES. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
           THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
                                   GLOSSARY
--------------------------------------------------------------------------------
ADJUSTABLE RATE  MORTGAGE-BACKED  Mortgage  instruments with interest rates that
SECURITIES (ARMS):                adjust at periodic intervals at a fixed amount
                                  over the market  levels of interest  rates  as
                                  reflected   in  specified  indexes.  ARMS  are
                                  backed by mortgage loans secured by real property.

ASSET-BACKED SECURITIES:          Securities   backed   by   various   types  of
                                  receivables such as automobile and credit card receivables.

CANADIAN MORTGAGE SECURITIES:     Canadian   Mortgage   instruments   which  are
                                  guaranteed  by the Canadian  Mortgage  Housing
                                  Corporation (CMHC), a federal agency backed by the full faith and credit of the Canadian
                                  Government.

CLOSED-END FUND:                  Investment  vehicle which  initially  offers a
                                  fixed  number of shares  and trades on a stock
                                  exchange.  The fund  invests in a portfolio of
                                  securities  in  accordance   with  its  stated
                                  investment objectives and policies.

COLLATERALIZED MORTGAGE           Mortgage-backed   securities   which  separate
OBLIGATIONS (CMOS):               mortgage   pools  into  short,   medium,   and
                                  long-term securities with different priorities for receipt of principal and interest.

                                  Each class is paid a fixed or floating rate of interest at regular intervals. Also known as multiple-class mortgage pass-throughs.

COMMERCIAL MORTGAGE               Mortgage-backed  securities  secured or backed
BACKED SECURITIES (CMBS):         by mortgage loans on commercial properties.

DISCOUNT:                         When a fund's net asset value is greater  than
                                  its stock price the fund is said to betrading at a discount.

DIVIDEND:                         Income  generated by securities in a portfolio
                                  and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:            Shareholders    may    elect   to   have   all
                                  distributions  of dividends  and capital gains
                                  automatically   reinvested   into   additional
                                  shares of the Trust.

FHA: Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC: Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. government, however, they are backed by FHLMC's authority to borrow from the U.S. government. Also known as Freddie Mac.

FNMA: Federal National Mortgage Association, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. government, however, they are backed by FNMA's authority to borrow from the U.S. government. Also known as Fannie Mae.

GNMA: Government National Mortgage Association, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

GOVERNMENT SECURITIES:            Securities  issued or  guaranteed  by the U.S.
                                  government,   or  one  of  its   agencies   or
                                  instrumentalities, such as GNMA, FNMA and FHLMC.

INTEREST-ONLY SECURITIES:         Mortgage   securities   including   CMBS  that
                                  receive only the  interest  cash flows from an
                                  underlying   pool   of   mortgage   loans   or
                                  underlying pass-through securities. Also known as a STRIP.

INVERSE-FLOATING RATE MORTGAGES:  Mortgage  instruments with coupons that adjust at periodic intervals according to a formula which sets inversely with a market level interest rate index.

MARKET PRICE:                     Price per share of a  security  trading in the
                                  secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

MORTGAGE DOLLAR ROLLS:            A mortgage  dollar  roll is a  transaction  in
                                  which  the  Trust   sells   mortgage-   backed
                                  securities  for delivery in the current  month
                                  and  simultaneously  contracts  to  repurchase
                                  substantially  similar (although not the same)
                                  securities on a specified future date.  During
                                  the "roll" period,  the Trust does not receive
                                  principal   and   interest   payments  on  the
                                  securities,  but is compensated  for giving up
                                  these   payments  by  the  difference  in  the
                                  current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.

MORTGAGE PASS-THROUGHS:           Mortgage-backed  securities  issued  by  FNMA,
                                  FHLMC, FHA or GNMA.

NET ASSET VALUE (NAV):            Net asset value is the total  market  value of
                                  all securities held by the Trust,  plus income
                                  accrued   on  its   investments,   minus   any
                                  liabilities    including   accrued   expenses,
                                  divided by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL STREET
                                  JOURNAL on Monday.

PRINCIPAL-ONLY SECURITIES:        Mortgage  securities  that  receive  only  the
                                  principal cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as a STRIP.

PROJECT LOANS:                    Mortgages    for    multi-family,    low-   to
                                  middle-income housing.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

RESIDUALS:                        Securities    issued   in   connection    with
                                  collateralized   mortgage   obligations   that
                                  generally  represent the excess cash flow from
                                  the mortgage  assets  underlying the CMO after
                                  payment of principal and interest on the other
                                  CMO  securities  and  related   administrative
                                  expenses.

REVERSE REPURCHASE AGREEMENTS:    In a reverse repurchase  agreement,  the Trust
                                  sells securities and agrees to repurchase them
                                  at a mutually  agreed  date and price.  During
                                  this time, the Trust  continues to receive the
                                  principal  and  interest  payments  from  that
                                  security.  At the end of the  term,  the Trust
                                  receives  the same  securities  that were sold
                                  for  the  same  initial   dollar  amount  plus
                                  interest on the cash proceeds of the initial sale.

STRIPPED MORTGAGE BACKED
SECURITIES                        Arrangements  in  which  a pool of  assets  is
                                  separated   into  two  classes   that  receive
                                  different  proportions  of  the  interest  and
                                  principal    distribution    from   underlying
                                  mortgage-backed securities. IO's and PO's are examples of STRIPs.

------------------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                          SUMMARY OF CLOSED-END FUNDS
------------------------------------------------------------------------------------------
TAXABLE TRUSTS
------------------------------------------------------------------------------------------
                                                                       STOCK      MATURITY
                                                                       SYMBOL       DATE
PERPETUAL TRUSTS                                                     ---------   ---------
The BlackRock Income Trust Inc.                                         BKT         N/A
The BlackRock North American Government Income Trust Inc.               BNA         N/A
The BlackRock High Yield Trust                                          BHY         N/A

TERM TRUSTS
The BlackRock Target Term Trust Inc.                                    BTT        12/00
The BlackRock 2001 Term Trust Inc.                                      BTM        06/01
The BlackRock Strategic Term Trust Inc.                                 BGT        12/02
The BlackRock Investment Quality Term Trust Inc.                        BQT        12/04
The BlackRock Advantage Term Trust Inc.                                 BAT        12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.               BCT        12/09

TAX-EXEMPT TRUSTS
--------------------------------------------------------------------------------
                                                                       STOCK      MATURITY
                                                                       SYMBOL       DATE
PERPETUAL TRUSTS                                                     ---------   ---------
The BlackRock Investment Quality Municipal Trust Inc.                   BKN         N/A
The BlackRock California Investment Quality Municipal Trust Inc.        RAA         N/A
The BlackRock Florida Investment Quality Municipal Trust                RFA         N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.        RNJ         N/A
The BlackRock New York Investment Quality Municipal Trust Inc.          RNY         N/A
The BlackRock Pennsylvania Strategic Municipal Trust                    BPS         N/A
The BlackRock Strategic Municipal Trust                                 BSD         N/A

TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                          BMN        12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.                    BRM        12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.         BFC        12/08
The BlackRock Florida Insured Municipal 2008 Term Trust                 BRF        12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.           BLN        12/08
The BlackRock Insured Municipal Term Trust Inc.                         BMT        12/10


 IF YOU WOULD LIKE FURTHER INFORMATION PLEASE DO NOT HESITATE TO CALL BLACKROCK
        AT (800) 227-7BFM (7236) OR CONSULT WITH YOUR FINANCIAL ADVISOR.

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                                  AN OVERVIEW
--------------------------------------------------------------------------------
     BlackRock Financial Management, Inc. ("BlackRock") is an SEC-registered investment adviser. As of September 30, 1999, BlackRock and its affiliates managed over $148 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. BlackRock manages twenty-three closed-end funds that are traded on either the New York or American stock exchanges, and a $24 billion family of open-end equity and bond funds. BlackRock manages over 487 accounts, domiciled in the United States and overseas.

     BlackRock's fixed income product was introduced in 1988 by a team of highly seasoned fixed income professionals. These professionals had extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, several individuals at BlackRock were responsible for developing many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the first CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

     BlackRock is unique among asset management and advisory firms in the emphasis it places on the development of proprietary analytical capabilities. Over one quarter of the firm's professionals is dedicated to the design, maintenance and use of these systems, which are not otherwise available to investors. BlackRock's proprietary analytical tools are used for evaluating, and designing fixed income investment strategies for client portfolios. Securities purchased include mortgages, corporate bonds, municipal bonds and a variety of hedging instruments.

     BlackRock has developed investment products that respond to investors' needs and has been responsible for several major innovations in closed-end funds. In fact, BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAA rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. Currently, BlackRock's closed-end funds have dividend reinvestment plans, which are designed to provide ongoing demand for the stock in the secondary market. BlackRock manages a wide range of investment vehicles, each having specific investment objectives and policies.

     In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions that you may have about your BlackRock funds and we thank you for the continued trust that you place in our abilities.

                      IF YOU WOULD LIKE FURTHER INFORMATION
           PLEASE DO NOT HESITATE TO CALL BLACKROCK AT (800) 227-7BFM

BLACKROCK

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Scott Amero, VICE PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

     This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may purchase, from time to time, shares of its common stock at market prices.

                c/o Prudential Investments Fund Management LLC
                              Gateway Center Three
                              100 Mulberry Street
                             Newark, NJ 07102-4077
                                 (800) 227-7BFM
Printed on recycled paper                                            092475-10-2


THE BLACKROCK
NORTH AMERICAN
GOVERNMENT
INCOME TRUST INC.
----------------------------------------------------------------------------
ANNUAL REPORT
OCTOBER 31, 1999